Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Mortgage Servicing Rights

NOTE 13. MORTGAGE SERVICING RIGHTS

For the years ended December 31, 2013, 2012 and 2011, the 1-4 family mortgage loans that were sold to Federal National Mortgage Association, or FNMA, amounted to $62.9 million, $82.9 million and $67.9 million. At December 31, 2013, 2012 and 2011 our servicing portfolio totaled $327.4 million, $329.2 million and $332.6 million.

The following table indicates MSRs and the net carrying values:

(dollars in thousands)	Servicing Rights	Valuation Allowance	Net Carrying Value
Balance at December 31, 2011	$3,320	$1,167	$2,153
Additions	826	—	826
Amortization	(940)	—	(940)
Temporary impairment recapture	—	(67)	67

Balance at December 31, 2012	$3,206	$1,100	$2,106
Additions	780	—	780
Amortization	(778)	—	(778)
Temporary impairment recapture	—	(811)	811

Balance at December 31, 2013	$3,208	$289	$2,919